SUPPLEMENT TO PROSPECTUS
                          DATED SEPTEMBER 25, 2000 FOR
                           THE HIRTLE CALLAGHAN TRUST

                  THE DATE OF THIS SUPPLEMENT IS JUNE 21, 2001

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO AND THE FIXED INCOME PORTFOLIO. The Portfolio Management Agreements relating to The Intermediate Term Municipal Bond Portfolio and The Fixed Income Portfolio have been amended to reduce the fee payable to Deutsche Asset Management, Inc. ("DeAM") from 0.275% of each Portfolio's average daily net assets to .255% of such assets.

THE VALUE EQUITY AND GROWTH EQUITY PORTFOLIOS. At the Meeting of the Board of Trustees ("Board") held on June 12, 2001, the Board approved the engagement of SSgA Funds Management, Inc. ("SSgA") to replace Geewax Terker & Co. and Goldman Sachs Asset Management (each a "Prior Manager", collectively "Prior Managers") as Specialist Managers for The Value Equity Portfolio and The Growth Equity Portfolio (the "Portfolios'), respectively.

SSgA will commence its engagement immediately following the end of the Trust's fiscal year, on or about July 1, 2001. ("Effective Date"). Initially, SSgA will serve under the terms of a portfolio management agreement for each of the Portfolios ("Interim Agreements"), also approved by the Board at the Meeting of the Board held on June 12, 2001. The terms of the Interim Agreements are substantially the same as those pursuant to which the Prior Managers served the Portfolios, save for the identity of the named Specialist Manager and the duration of the agreement. However, the advisory fee to be paid to SSgA is .04 of 1% of the average daily net assets of each Portfolio allocated to SSgA ("SSgA Account"). This fee is significantly lower than the advisory fee paid to the Prior Managers. The SSgA Account will be managed so as to provide investment results that correspond to the price and yield performance of the Russell 1000 Growth Index, in the case of The Growth Equity Portfolio, and the Russell 1000 Value Index, in the case of The Value Equity Portfolio. At a Special Meeting of the shareholders of the Portfolios, to be held on or about July 27, 2001, shareholders will be asked to ratify the SSgA engagement, and approve final portfolio management agreements with SSgA ("Proposed SSgA Agreements"). The Proposed SSgA Agreements, which were also approved by the Board at the Meeting of the Board held on June 12, 2001, are substantively the same as the Interim Agreements.

Assuming that the Proposed SSgA Agreements are approved by the shareholders of each Portfolio, they will become effective on the day following the date of such approval and will remain in effect in accordance with the terms of such agreements for two years. They will continue in effect from year to year thereafter in accordance with the terms of such agreements so long as they are approved annually by the Trust's Board of Trustees. If, however, the Proposed SSgA Agreements are not approved by such shareholders within 150 days of the Effective Date of the Interim Agreements, these agreements will not take effect and the Interim Agreements will terminate automatically.

SSgA, the principal offices of which are located at Two International Place, Boston, Massachusetts, is organized as a corporation under Massachusetts law. SSgA is a subsidiary of State Street Corporation, shares of which are publicly traded. As of April 30, 2001, SSgA managed total assets of approximately $54.6 billion, representing 25 client relationships. SSgA uses a team approach in implementing its investment strategy. Day-to-day portfolio management for that portion of the Portfolios allocated to SSgA will be the responsibility of Michael Feehily and Alex Ryer. Mr. Feehily is an SSgA Principal and team leader of the U.S. Structured Products Group and has been with SSgA or its affiliated companies for more than the last five years. Mr. Ryer is a Portfolio Manager and, prior to joining SSgA in 2000, was with Katahdin Investment Partnership, a venture capital firm.

THE SMALL CAPITALIZATION EQUITY PORTFOLIO. Sterling Johnston Capital Management, Inc. ("Sterling Johnston") currently serves as one of the three Specialist Managers for The Small Capitalization Equity Portfolio. Sterling Johnston adheres to a "bottom-up" and "growth-oriented" investment philosophy that emphasizes fundamental research in an effort to identify companies with above-average potential for growth in revenue and earnings relative to other companies in their industries or market sectors. Factors considered in this process include demonstrated accelerating earnings, strong and improving financials (e.g. balance sheet, cash flow) and strength of the company's

                                                      The Hirtle Callaghan Trust
                                                        Supplement to Prospectus
                                                        dated September 25, 2000
                                                  Supplement Date: June 21, 2001
                                                                     Page 1 of 3
stock price relative to other companies in its industry. Sterling Johnston, which is expected to be more aggressive in seeking opportunities for growth than either of the Portfolio's other Specialist Managers, attempts to identify specific circumstances or "catalysts" (e.g., a corporate restructuring or the introduction of a new product, consolidations within its industry, or new technologies or product markets) that will benefit a particular issuer.
Securities may be considered for sale when Sterling Johnston anticipates decelerating earnings, weak financials or a decline in the strength of the company's stock price, or when it determines that a previously identified catalyst no longer appears to be a positive factor for the company. For its services to the Portfolio, Sterling Johnston is currently entitled to receive an annual fee of 0.40% of the average daily net asset value of that portion of the Portfolio's assets managed by it.

Day-to-day investment decisions for that portion of the Portfolio allocated to Sterling Johnston is the responsibility of Scott Sterling Johnston, the firm's Chief Executive Officer and Chief Investment Officer. Before founding Sterling Johnston, Mr. Johnston served as a Managing Director and Chief Investment Officer of the Trust Investment Department at San Diego Trust and Savings Bank and as a Managing Director and Chief Investment Officer of Pacific Century Group, Inc., an investment advisory subsidiary of Security Pacific Bank. He founded Sterling Financial Group, Inc., Sterling Johnston's predecessor firm, in 1985. From 1993 to 1996, Mr. Johnston also served as the Chief Investment Officer of Apodaca-Johnston Capital Management, Inc. Sterling Johnston's principal offices are located at One Sansome Street, San Francisco, California, 94104. As of February 28, 2001, Sterling Johnston managed assets of $275 million; Sterling Johnston does not currently provide investment advisory services to any mutual fund other than the Trust. Mr. Johnston holds a controlling interest in Sterling Johnston.

The Portfolio Management Agreement between the Trust and Sterling Johnston, which became effective on December 1, 2001, was approved by the Board of Trustees and the shareholders of the Portfolio at meetings held on October 18, 2000, and December 1, 2000, respectively. At these meetings, conditional approval was also given to an amendment ("Performance Fee Amendment") to that agreement. Under the Performance Fee Amendment, Sterling Johnston would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to receipt of certain assurances from the staff of the Securities and Exchange Commission ("SEC") that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Sterling Johnston, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

THE FIXED INCOME II PORTFOLIO. Currently, Miller Anderson & Sherrerd ("MAS") serves as the Specialist Manager for The Fixed Income II Portfolio of the Trust. At the Meeting of the Board held on June 12, 2001, and subject to the approval of the shareholders of The Fixed Income II Portfolio, the Board approved the engagement of BlackRock Advisors, Inc. ("BlackRock") to serve as a second Specialist Manager for the Fixed Income II Portfolio. The Board also approved a portfolio management agreement ("Proposed BlackRock Agreement") between BlackRock and the Trust. Under the proposed BlackRock agreement, BlackRock would be entitled to a fee calculated at an annual rate of .25% of the first $100 million of those assets of The Fixed Income II Portfolio allocated to BlackRock and .20% of such assets in excess of $100 million. Other than the fee, the terms of the Proposed BlackRock Agreement are substantively the same as those contained in the agreement relating to The Fixed Income II Portfolio between MAS and the Trust.

The Proposed BlackRock Agreement must be approved by shareholders of the Fixed Income II Portfolio before BlackRock may take up its portfolio management responsibilities. At a Special Meeting of the shareholders of The Fixed Income II Portfolio, to be held on or about July 27, 2001, shareholders will be asked to approve the BlackRock engagement, together with the terms of the Proposed BlackRock Agreement between the Trust and BlackRock. Assuming that the Proposed BlackRock Agreement is approved by The Fixed Income II Portfolio's shareholders, it will become effective as soon as is reasonably practicable following the date of such approval and will remain in effect in accordance with its terms for two years. It will continue in effect from year to year thereafter in accordance with its terms so long as it is approved annually by the Trust's Board of Trustees.

                                                      The Hirtle Callaghan Trust
                                                        Supplement to Prospectus
                                                        dated September 25, 2000
                                                  Supplement Date: June 21, 2001
                                                                     Page 2 of 3

BlackRock, the principal offices of which are located at 100 Bellevue Parkway, Wilmington, Delaware, is a Delaware corporation, and an indirect subsidiary of The PNC Financial Services Group, Inc. As of March 31, 2001, BlackRock, together with its affiliates managed total assets of approximately $121 billion, including approximately $80 billion in assets of registered investment companies. BlackRock uses a team approach in managing client portfolios. General oversight to that portion of the assets of The Fixed Income II Portfolio allocated to BlackRock will be the responsibility of Keith Anderson, co-head of BlackRock's Fixed Income Operating Committee and, Chairman of the Investment Strategy Group. Prior to joining BlackRock in 1988, Mr. Anderson was a Vice President in fixed Income Research at The First Boston Corporation. Mr. Anderson earned a BS in economics and finance from Nichols College and an MBA in business administration from Rice University. Rajiv Sobti, Ph.D., and Scott Amero are responsible for making day-to-day investment decisions for that portion of The Fixed Income II Portfolio. Mr. Sobti, who joined BlackRock in 1998, currently serves as managing director for BlackRock. Prior to joining BlackRock, and since 1986, Mr. Sobti was a managing director and head of Quantitative Research with Donaldson Lufkin & Jenrette. Mr. Sobti holds a BA in economics, from St. Stephens College, University of Delhi, an MBA in finance from the India Institute of Management, Ahmedabad, and a Ph.D. in finance from the Wharton School of the University of Pennsylvania. Mr. Amero, who joined BlackRock in 1990, also serves as managing director for several of BlackRock's affiliates. Mr. Amero holds a BA in applied math and economics from Harvard University and an MBA in finance from New York University.

INVESTMENT MATTERS -- THE FIXED INCOME II PORTFOLIO. The investment objective of The Fixed Income II Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years. The Portfolio may invest more than 50% of its assets in mortgage-backed securities. Investments in these securities are subject to the risk that, if interest rates decline, borrowers may pay off their mortgages sooner than expected. If this occurs, the Portfolio would have to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

INVESTMENT MATTERS -- THE HIGH YIELD BOND PORTFOLIO. For periods after March 31, 2001, the High Yield Bond Portfolio will pay dividends, if any, quarterly, rather than monthly. The investment objective of The High Yield Bond Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Credit Swiss/First Boston High Yield Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

                                                      The Hirtle Callaghan Trust
                                                        Supplement to Prospectus
                                                        dated September 25, 2000
                                                  Supplement Date: June 21, 2001
                                                                     Page 3 of 3